Slide 1




                                      FMC



                          Increasing Shareholder Value

Slide 2

FMC


Disclaimer



Statements in this presentation that are forward-looking statements are subject to various risks and uncertainties concerning specific factors. Such information contained herein represents management's best judgment as of the date hereof based on information currently available.

Slide 3

FMC


Presentation Contents



 .  Introduction
 .  Spin-off of FMC Technologies
 .  Review of FMC Businesses
   .  FMC Technologies
       -  Energy System
       -  Food & Transportation Systems
   .  FMC Chemicals
       -  Agricultural Products
       -  Specialty Chemicals
       -  Industrial Chemicals

Slide 4

FMC


Introduction
------------




In 2000 FMC achieved its announced financial goals:

  . 10% earnings growth
  . Increasing ROI towards a target of 15% in 2001.

Slide 5

FMC


Introduction
------------



2000 Sales and Profit by Segment
--------------------------------

[PIE CHART]                                 [PIE CHART]

Sales                                      Operating Profit
-----                                      ----------------

Ag. Products                               Ag. Products
$665M                                      $88M

Specialty Chem.                            Specialty Chem.
$489M                                      $92M

Food & Trans. Systems                      Food & Trans. Systems
$839M                                      $69M

Industrial Chem.                           Industrial Chem.
$906M                                      $115M

Energy Systems                             Energy Systems
$1.03B                                     $72M

FMC Sales $3.9B                            FMC Operating Profit $436M

Slide 6

FMC


Introduction
------------




Earnings per share grew to an all-time high of $6.72, 11% higher than 1999


Despite:

    .   $ .85 /share higher energy costs than 1999
    .   $ .24 /share unfavorable foreign exchange rates compared to 1999
    .   Slowing economy
    .   Delayed energy systems orders



EPS from continuing operations excluding one-time gains and losses

Slide 7

FMC


Introduction
------------




Historical Earnings Growth



[BAR GRAPH]

Compounded annual growth rate 23.5%

1993                                   1.53
1994                                   2.94
1995                                   4.01
1996                                   4.28
1997                                   4.13
1998                                   5.30
1999                                   6.03
2000                                   6.72


EPS from continuing operations excluding one-time gains and losses

Slide 8

FMC


Introduction
------------




We also made significant progress towards our ROI target

[BAR GRAPH]

Total ROI*

20.0%


15.0%
                                                            14.1%
               13.7%
                       13.0%
                                                      12.5%
                                              12.1%
       11.3%                  10.5%
10.0%
                                      9.6%

5.0%


0.0%
       1993    1994    1995   1996    1997    1998    1999   2000



Based on income from continuing operations excluding one-time gains and losses

Slide 9

FMC


Introduction
------------




But our share price continued to lag our industry peers and demonstrated performance

                                                            2/28/00 P/E*
                                                      -------------------------

Chemical Company Peers                                          13.4

Energy Service Company Peers                                    39.2

FMC                                                              8.0



*trailing twelve months' operating earnings

Slide 10

FMC


Spin-off of FMC Technologies
----------------------------


[ORGANIZATION CHART]


FMC

  FMC

     Industrial Chemicals

     Specialty Chemicals

     Agricultural Products



  FMC Technologies

     Energy Systems

     Food & Transportation Systems

Slide 11

FMC


Spin-off of FMC Technologies
----------------------------


 .   The spin-off will provide:
    -------------------------

    .   Increased Management Focus

    .   Increased Customer and Market Focus

    . Ability to adopt capital structures aligned with each businesses' industry peers

    .   Development of an acquisition currency for machinery to grow

    .   Ability to reward employees with equity compensation tied to businesses

Slide 12


FMC


Spin-off of FMC Technologies
----------------------------

 .   Spin-off will include:
    ----------------------

    -  IPO of up to 20% of FMC Technologies

    -  Anticipated distribution of remaining shares to existing FMC shareholders

 .   Each company will focus on:
    ---------------------------

    -  Achieving/maintaining an investment grade rating

    -  Investing in high ROI businesses

    -  Consistent earnings and growth

Slide 13

FMC


Spin-off of FMC Technologies
----------------------------

 .   IPO Proceeds will be used to pay down debt
    ------------------------------------------

 .   Debt allocation will
    --------------------

    -  Result in investment grade ratings

    -  Ensure financial flexibility

    -  Be consistent with industry peers

 .   Liabilities
    -----------

    -  Generally with businesses that created liability

    - Most discontinued business liabilities will remain with chemical businesses

Slide 14

FMC


Spin-off of FMC Technologies
----------------------------


October 2000          Split-off Announcement

February 2001         Initial Form S-1 filed with SEC

Second Quarter 2001   FMC Technologies IPO

Late 2001             Tax free distribution of remaining FMC Technologies
                      shares to FMC shareholders

Slide 15

FMC


Spin-off of FMC Technologies
----------------------------


Prospects for 2001
------------------

 .   Anticipated even with last year due to
    --------------------------------------

    -  Slow first half (first quarter of 2001 off 50% from 2000)

       .   Higher energy costs

       .   Other chemical businesses roughly flat

       .   Somewhat lower machinery results

    -  Second half recovery

       .   Recovery in Energy Systems

       .   Lower Phosphorus costs from new PPA plant

 .   Anticipate one-time charges associated with business and corporate
    ------------------------------------------------------------------
    restructuring and FAS 133 implementation
    ----------------------------------------

Slide 16

FMC


Presentation Contents
---------------------

 .   Review of FMC Businesses

    .   FMC Technologies

        -  Energy Systems

        -  Food & Transportation Systems

    .   FMC Chemicals

        -  Agricultural Products

        -  Specialty Chemicals

        -  Industrial Chemicals

Slide 17

FMC


ENERGY SYSTEMS
--------------
Highlights
----------



-Multi-year subsea
 agreements formed
 with Norsk Hydro,
 Agip, Shell USA,
 StatOil & BP Amoco

-Sales & backlog
 down in 2000 as
 oil industry
 consolidation
 results in delayed
 orders


[BAR AND LINE GRAPH]

                     1994    1995    1996     1997      1998     1999     2000


Sales ($ millions)   $460    $769    $949    $1,144    $1,321   $1,129   $1,037


% EBITDA Margin      6.5%    5.4%    7.0%      9.9%      9.9%    11.3%     9.9%


[Customer logos: Phillips 66, Unocal, Shell, ExxonMobil, Elf, BP Amoco, Conoco, Statoil]

Slide 18

FMC


ENERGY SYSTEMS - Industry Outlook
---------------------------------


Oil Prices & E&P Spending*

[LINE GRAPH APPEARS HERE]

                              1992    1993   1994   1995   1996   1997    1998   1999   2000
% E&P Spending % Change        1.0%    1.0%   4.4%   7.8%  19.6%  19.3%    5.2%  -9.4%  18.6%
% Oil Price % Change          -4.2%  -10.0%  -7.0%   7.0%  19.6%  -6.2%  -30.0%  12.5%  73.6%

* Salomon Smith Barney Survey, 2000


Worldwide Deepwater E&P Expenditures**

[GRAPH APPEARS HERE]

Dollars in millions

                       Asia Pacific          North Sea  Brazil  Gulf of Mexico  W. Africa
1995                         $  245             $2,299  $  317          $  534     $    0
1996                         $  333             $  772  $  813          $1,431     $    0
1997                         $  305             $2,593  $1,888          $1,219     $  237
1998                         $  120             $3,016  $1,939          $1,046     $   41
1999                         $  742             $4,617  $2,999          $2,688     $  713
2000                         $    0             $4,194  $3,014          $1,628     $1,317
2001                         $  977             $2,513  $3,475          $2,639     $1,884
2002                         $  668             $2,754  $4,803          $3,110     $3,079
2003                         $1,928             $3,727  $5,081          $4,360     $4,838
2004                         $2,589             $3,062  $5,338          $4,912     $5,486

** Douglas-Westwood Ltd., FMC Technologies

Slide 19

FMC


FOOD & TRANSPORTATION SYSTEMS
-----------------------------
Highlights
----------



 FoodTech
 - Earnings in 2000
   up slightly due
   to strong after-
   market performances
   and cost saving
   measures overcoming
   impact of Euro

 Airport Products
 - Successful entry
   into defense
   market with Air
   Force NGSL award


[BAR AND LINE GRAPH]
                         1994    1995    1996    1997    1998    1999    2000

Sales ($ millions)      $ 515   $ 585   $ 739   $ 890   $ 868   $ 826   $ 839

% EBITDA Margin           7.6%    9.1%    9.1%   10.4%   11.4%   11.1%   11.6%

[Customer logos: Nestle, StarKist, Unilever, United, British Airways, DHL Worldwide Express, Swissair, KLM Royal Dutch Airlines, Fed Ex]

Slide 20

FMC


AGRICULTURAL PRODUCTS
---------------------
Highlights
----------



 2001 - continued
    improvement
 - Continued label
   expansions on
   insecticides and
   herbicides
 - Continued cost
   reductions
 - Issues
   surrounding
   genetically
   modified crops
   should benefit
   FMC
[BAR AND LINE GRAPH]
                     1994    1995    1996    1997   1998    1999    2000

Sales ($ millions)   $517    $590    $650    $638   $648    $632    $665


% EBITDA Margin      19.0%   19.8%   17.7%   10.0%  15.9%   13.5%   17.1%


[Photograph of FMC agricultural products: Furadan, Pounce, Capture, Aim, Ammo, Fury, Brigade, etc.]

Slide 21

FMC


SPECIALTY PRODUCTS
------------------
Highlights
----------



 2000 Results
 - Sales lower from
   PAD divestiture
 - Profits up from
   successful
   Pronova
   integration
 - Lithium sales &
   profits up, but
   market remains
   difficult

 2001 Forecast
 - BioPolymer sales
   and profits up
   on continued
   synergies from
   Pronova and
   ongoing cost
   cost reductions
 - Lithium profits
   up on higher
   sales and lower
   costs


[BAR AND LINE GRAPH]
                         1994    1995    1996    1997    1998    1999    2000

Sales ($ millions)      $ 544   $ 588   $ 602   $ 605   $ 598   $ 565   $ 489

% EBITDA Margin          20.1%   18.1%   17.1%   19.3%   18.9%   19.0%   26.2%

[Customer logos: Lilly, Hoechst, Merck, GlaxoWellcome, Pfizer, Rhone-Poulenc, Warner Lambert, Novartis, Johnson & Johnson]

Slide 22
FMC
INDUSTRIAL CHEMICALS
--------------------
Highlights
----------

 Soda Ash:
 - 2001 volumes flat
   as strengthening
   exports offset
   impact of new entrant
 - Energy surcharge
   results still
   uncertain

 Hydrogen Peroxide:
 - Higher prices &
   volumes
 - Reduction in
   cost base

 Phosphorus:
 - Lower sales as
   Astaris JV began
   in 2Q 2000
 - Significant power
   cost impact in
   '01 & '02
 - New low cost PPA
   plant start-up
   2Q'01

 Overview
 - '00 and '01
   sales & profits
   adversely
   impacted by
   lower Euro &
   increased
   energy costs


[BAR AND LINE GRAPH]
                          1994     1995     1996     1997     1998     1999    2000

Sales ($ millions)      $1,027   $1,137   $1,201   $1,173   $1,138   $1,141   $ 906

% EBITDA Margin           18.2%    20.1%    22.8%    19.5%    16.9%    18.0%   20.2%

Note: FASB's EITF (Emerging Issues Task Force) required restatement of sales and cost of sales to increase both by shipping costs. Sales have been restated for 1999-98; estimated impact shown for 1994-1997.

[Customer logos: The Gillette Company, Dow, Colgate-Palmolive Company, Procter & Gamble, Rohm & Haas, BASF, Fort James Corporation]

Slide 23

FMC


INDUSTRIAL CHEMICALS PORTFOLIO
------------------------------

Key Products & Markets (By Sales)
---------------------------------


[PIE CHART]                   [PIE CHART]

Products                      Markets
--------                      -------

Phosphorus                    Detergent
33%                           27%

Active Oxidants               Pulp and Paper
5%                            11%

Alkali                        Chemical
40%                           29%

Peroxygen                     Food
15%                           10%

Other                         Glass
7%                            17%

                              All Other
                              6%



Notes:
Phosphorus includes FMC share of Astaris

Slide 24

FMC


Summary
-------



 .   IPO of FMC Technologies in second quarter

 .   Spin-off of FMC Technologies before end of year

 .   2001 should be a good year - roughly equal to last year